UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) November 20, 2000





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                    NAVISTAR FINANCIAL 1999-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                                                FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On November 27, 2000,  Registrant made available  the
          Monthly Servicer Certificates for the Period of October 2000 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                    NAVISTAR FINANCIAL 1999-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   December 7, 2000                       By:/s/ R. D. MARKLE
----------------------------                       --------------------------
                                                   R. D. MARKLE
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






               Navistar Financial 1996-B Owner Trust

   20.1        Monthly Servicer Certificate, dated November 20, 2000


               Navistar Financial 1997-A Owner Trust

   20.2        Monthly Servicer Certificate, dated November 15, 2000


               Navistar Financial 1997-B Owner Trust

   20.3        Monthly Servicer Certificate, dated November 15, 2000


               Navistar Financial 1998-A Owner Trust

   20.4        Monthly Servicer Certificate, dated November 15, 2000


               Navistar Financial 1999-A Owner Trust

   20.5        Monthly Servicer Certificate, dated November 15, 2000


               Navistar Financial 2000-A Owner Trust

   20.6        Monthly Servicer Certificate, dated November 15, 2000

Exhibit 20.1
                   Navistar Financial 1996 - B Owner Trust
                         For the Month of October, 2000
                     Distribution Date of November 20, 2000
                            Servicer Certificate #49

Original Pool Amount                                   $486,507,362.75

Beginning Pool Balance                                  $30,477,415.95
Beginning Pool Factor                                        0.0626453

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $3,742,871.39
     Interest Collected                                    $236,544.16

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $206,880.61
Total Additional Deposits                                  $206,880.61

Repos / Chargeoffs                                          $17,217.73
Aggregate Number of Notes Charged Off                               85

Total Available Funds                                    $3,458,925.57

Ending Pool Balance                                     $27,444,697.42
Ending Pool Factor                                           0.0564117

Servicing Fee                                               $25,397.85

Repayment of Servicer Advances                             $727,370.59

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,017,169.53
     Target Percentage                                          10.00%
     Target Balance                                      $2,744,469.74
     Minimum Balance                                     $9,730,147.26
     (Release) / Deposit                                  ($287,022.27)
     Ending Balance                                      $9,730,147.26

Current Weighted Average APR:                                   9.220%
Current Weighted Average Remaining Term (months):                10.09

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $611,769.62       413
                                 31 - 60 days              $211,980.27       121
                                 60+  days                 $132,455.06        47

     Total:                                                $956,204.95       436

     Balances:                   60+  days                 $611,024.36        47

Memo Item - Reserve Account

     Prior Month                                         $9,730,147.26
+    Invest. Income                                         $51,481.23
+    Excess Serv.                                          $235,541.04
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,017,169.53

Navistar Financial 1996 - B Owner Trust
For the Month  of  October, 2000

                                                       NOTES


                                                                                                          CLASS B       CLASS C
                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 2    CERTIFICATES  CERTIFICATES
                                        $486,507,362.75 $106,500,000.00 111,900,000.00 $236,500,000.00 $17,028,000.00 $14,579,362.75
Original Pool Amount
Distributions:
     Distribution Percentages                                     0.00%          0.00%          93.50%          3.50%          3.00%
     Coupon                                                       5.49%          5.93%           6.33%          6.50%          7.45%

Beginning Pool Balance                   $30,477,415.95
Ending Pool Balance                      $27,444,697.42

Collected Principal                       $3,015,500.80
Collected Interest                          $236,544.16
Charge - Offs                                $17,217.73
Liquidation Proceeds / Recoveries           $206,880.61
Servicing                                    $25,397.85
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service  $3,433,527.72

Beginning Balance                        $30,477,415.97           $0.00          $0.00  $21,589,499.76  $4,794,441.72  $4,093,474.49

Interest Due                                $165,268.15           $0.00          $0.00     $113,884.61     $25,969.89     $25,413.65
Interest Paid                               $165,268.15           $0.00          $0.00     $113,884.61     $25,969.89     $25,413.65
Principal Due                             $3,032,718.53           $0.00          $0.00   $2,835,591.83    $106,145.15     $90,981.56
Principal Paid                            $3,032,718.53           $0.00          $0.00   $2,835,591.83    $106,145.15     $90,981.56

Ending Balance                           $27,444,697.44           $0.00          $0.00  $18,753,907.93  $4,688,296.57  $4,002,492.93
Note / Certificate Pool Factor                                   0.0000         0.0000          0.0793         0.2753         0.2745
   (Ending Balance / Original Pool Amount)
Total Distributions                       $3,197,986.68           $0.00          $0.00   $2,949,476.44    $132,115.04    $116,395.21

Interest Shortfall                                $0.00           $0.00          $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00           $0.00          $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00           $0.00          $0.00           $0.00          $0.00          $0.00
     (required from Reserve)
Excess Servicing                            $235,541.04
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $10,017,169.53
(Release) / Draw                           ($287,022.27)
Ending Reserve Acct Balance               $9,730,147.26


Navistar Financial 1996 - B Owner Trust
For the Month  of  October, 2000


Trigger Events:
A)   Loss Trigger - Reserve Account Balance
     Loss Trigger - Certificate Lockout Event
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                         6                5                4               3                 2              1
                                        May-00          Jun-00           Jul-00          Aug-00            Sep-00         Oct-00

Beginning Pool Balance             $49,552,250.82   $45,146,253.30   $41,138,757.63  $37,279,292.27   $33,467,159.40  $30,477,415.95

A)   Loss Trigger:
Principal of Contracts Charged Off     $66,833.71      $147,950.25       $39,038.88     $117,267.19       $48,554.00     $17,217.73
Recoveries                             $12,706.44       $35,816.44       $28,445.48     $111,768.33       $21,644.75    $206,880.61

Loss Trigger - Reserve Account Balance                                Loss Trigger - Certificate Lockout Event
     Total Charged Off (Months 5, 4, 3)  $304,256.32                   Total Charged off (Months 1 - 6)              $436,861.76
     Total Recoveries (Months 3, 2, 1)   $340,293.69                   Total Recoveries (Months 1 - 6)               $417,262.05
     Net Loss / (Recoveries) for 3 Mos   ($36,037.37)(a)               Net Loss/(Recoveries) for 6 Mos.               $19,599.71(c)

Total Balance (Months 5, 4, 3)       $123,564,303.20(b)                Total Balance (Months 1 - 6)              $237,061,129.37(d)

Loss Ratio Annualized  [(a/b) * (12)]       -0.3500%                   Loss Ratio Annualized [(c/d) (12)]               0.09921%

Trigger:  Is Ratio > 1.5%                 No                           Trigger:  Is Ratio > 6.0%                     No


                                                                                Aug-00               Sep-00               Oct-00

B)   Delinquency Trigger:                                                     $856,833.37          $654,391.75          $611,024.36
     Balance delinquency 60+ days                                                2.29842%             1.95533%             2.00484%
     As % of Beginning Pool Balance                                              3.19353%             2.56090%             2.08619%
     Three Month Average

Trigger:  Is Average > 2.0%              Yes

C)   Noteholders Percent Trigger:            2.0000%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%               No

     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.2
                     Navistar Financial 1997 - A Owner Trust
                          For the Month of October, 2000
                      Distribution Date of November 15, 2000
                             Servicer Certificate #43

Original Pool Amount Initial Receivables               $411,613,980.45
Subsequent Receivables (transferred 5/9/97)             $76,128,743.83
Subsequent Receivables (transferred 5/23/97)            $12,254,010.44

Beginning Pool Balance                                  $50,402,324.32
Beginning Pool Factor                                        0.1033379

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $4,407,829.27
     Interest Collected                                    $406,291.75

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                   $1,033,884.29
Total Additional Deposits                                $1,033,884.29

Repos / Chargeoffs                                          $91,977.08
Aggregate Number of Notes Charged Off                              195

Total Available Funds                                    $5,662,403.92

Ending Pool Balance                                     $46,088,119.36
Ending Pool Factor                                           0.0944927

Servicing Fee                                               $42,001.94

Repayment of Servicer Advances                             $185,601.39

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,166,147.16
     Target Percentage                                          10.00%
     Target Balance                                      $4,608,811.94
     Minimum Balance                                    $10,499,931.43
     (Release) / Deposit                                   ($43,705.55)
     Ending Balance                                     $10,122,441.61

Current Weighted Average APR:                                   9.520%
Current Weighted Average Remaining Term (months):                15.23

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $838,370.79       566
                                 31 - 60 days              $285,759.72       169
                                 60+  days                 $231,594.51        72

     Total:                                              $1,355,725.02       584

     Balances:                   60+  days               $1,170,053.62        72

Memo Item - Reserve Account

     Prior Month                                         $9,102,674.33
+    Invest. Income                                         $43,705.55
+    Excess Serv.                                        $1,019,767.28
+    Transfer (to) / from Collections Account               $43,705.55
     Beginning Balance                                  $10,166,147.16

Navistar Financial 1997 - A Owner Trust
For the Month  of  October, 2000

                                                        NOTES

                                                          (Money Market)
                                                  TOTAL     CLASS A - 1      CLASS A - 2       CLASS A - 3      CLASS B NOTES
                                        $500,000,000.00  $85,000,000.00  $221,500,000.00   $176,000,000.00     $17,500,000.00
Original Pool Amount
Distributions:
     Distribution Percentages                                     0.00%            0.00%           100.00%              0.00%
     Coupon                                                       5.84%            6.35%             6.75%              6.95%

Beginning Pool Balance                   $50,402,324.32
Ending Pool Balance                      $46,088,119.36

Collected Principal                       $4,222,227.88
Collected Interest                          $406,291.75
Charge - Offs                                $91,977.08
Liquidation Proceeds / Recoveries         $1,033,884.29
Servicing                                    $42,001.94
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service  $5,620,401.98

Beginning Balance                        $50,402,324.32           $0.00            $0.00    $32,902,324.32     $17,500,000.00

Interest Due                                $286,429.74           $0.00            $0.00       $185,075.57        $101,354.17
Interest Paid                               $286,429.74           $0.00            $0.00       $185,075.57        $101,354.17
Principal Due                             $4,314,204.96           $0.00            $0.00     $4,314,204.96              $0.00
Principal Paid                            $4,314,204.96           $0.00            $0.00     $4,314,204.96              $0.00

Ending Balance                           $46,088,119.36           $0.00            $0.00    $28,588,119.36     $17,500,000.00
Note / Certificate Pool Factor                                   0.0000           0.0000            0.1624             1.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                       $4,600,634.70           $0.00            $0.00     $4,499,280.53        $101,354.17

Interest Shortfall                                $0.00           $0.00            $0.00             $0.00              $0.00
Principal Shortfall                               $0.00           $0.00            $0.00             $0.00              $0.00
     Total Shortfall                              $0.00           $0.00            $0.00             $0.00              $0.00
      (required from Reserve)
Excess Servicing                          $1,019,767.28
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $10,166,147.16
(Release) / Draw                            ($43,705.55)
Ending Reserve Acct Balance              $10,122,441.61

Navistar Financial 1997 - A Owner Trust
For the Month  of  October, 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                         5                  4               3                  2                  1
                                      Jun-00              Jul-00          Aug-00            Sep-00             Oct-00

Beginning Pool Balance            $72,015,896.82      $66,632,300.31  $61,819,295.87     $55,033,484.89     $50,402,324.32

A)   Loss Trigger:
Principal of Contracts Charged Off  $178,546.49        $301,879.18    $1,050,448.75         $136,763.42         $91,977.08
Recoveries                          $506,889.99        $222,782.98     $195,037.80          $481,343.51      $1,033,884.29

Total Charged Off (Months 5, 4, 3)  $1,530,874.42
Total Recoveries (Months 3, 2, 1)   $1,710,265.60
Net Loss / (Recoveries) for 3 Mos    ($179,391.18)(a)

Total Balance (Months 5, 4, 3)    $200,467,493.00(b)

Loss Ratio Annualized  [(a/b) * (12)]     -1.0738%

Trigger:  Is Ratio > 1.5%                    No

                                                                        Aug-00                Sep-00                 Oct-00

B)   Delinquency Trigger:                                               $1,441,691.91          $1,189,430.58          $1,170,053.62
     Balance delinquency 60+ days                                            2.33211%               2.16129%               2.32143%
     As % of Beginning Pool Balance                                          2.98826%               2.56325%               2.27161%
     Three Month Average

Trigger:  Is Average > 2.0%                  Yes

C)   Noteholders Percent Trigger:                 2.0245%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                  No

     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.3
                    Navistar Financial 1997 - B Owner Trust
                          For the Month of October2000
                     Distribution Date of November 15, 2000
                            Servicer Certificate #37

Original Pool amount Initial Receivables        $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)   $91,466,751.20

Beginning Pool Balance                           $98,965,844.59
Beginning Pool Factor                                 0.1979339

Principal and Interest Collections:

  Principal Collected (Incl. Servicer Advance     $7,460,706.39
  Interest Collected                                $831,172.02

Additional Deposits:

  Repurchase Amounts                                      $0.00
  Liquidation Proceeds / Recoveries                 $482,106.55
Total Additional Deposits                           $482,106.55

Repos / Chargeoffs                                  $296,249.71
Aggregate Number of Notes Charged Off                       165

Total Available Funds                             $8,773,984.96

Ending Pool Balance                              $91,208,888.49
Ending Pool Factor                                    0.1824198

Servicing Fee                                        $82,471.54

Repayment of Servicer Advances                            $0.00

Reserve Account:

  Beginning Balance  (see Memo Item)             $10,468,356.07
  Target Percentage                                      10.00%
  Target Balance                                  $9,120,888.85
  Minimum Balance                                 $9,999,887.79
  (Release) / Deposit                              ($468,468.28)
  Ending Balance                                  $9,999,887.79


Current Weighted Average APR:                            9.384%
Current Weighted Average Remaining Term (months)          20.36


Delinquencies                                       Dollars     Notes
                                                    -------     -----
  Installment1:- 30 days                       1,930,210.02       928
             31 - 60 days                        800,025.76       246
             60+  days                           274,520.53       114

      Total:                                   3,004,756.31       954

   Balances: 60+  days                         2,536,698.26       114

Memo Item - Reserve Account

     Prior Month                                  $9,999,887.79
+    Invest. Income                                  $53,481.64
+    Excess Serv.                                   $414,986.64
+    Transfer (to)/from Collections Account               $0.00
     Beginning Balance                           $10,166,147.16

Navistar Financial 1997 - B Owner Trust
For the Month  of  October 2000                                           NOTES

                                         TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES

                                     $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Original Pool Amount

Distributions:

    Distribution Percentages  1                              0.00%          0.00%           0.00%         96.50%          3.50%
    Coupon                                                  5.722%         5.956%          6.200%         6.300%         6.300%

Beginning Pool Balance               $98,965,844.59
Ending Pool Balance                  $91,208,888.49

Collected Principal                   $7,460,706.39
Collected Interest                      $831,172.02
Charge - Offs                           $296,249.71
Liquidation Proceeds / Recoveries       $482,106.55
Servicing                                $82,471.54
Cash Transfer from Reserve Account            $0.00
Total Collections Avail for           $8,691,513.42
  Debt Service
Beginning Balance                    $98,965,844.59          $0.00          $0.00           $0.00 $95,502,040.07  $3,463,804.52

Interest Due                            $519,570.68          $0.00          $0.00           $0.00    $501,385.71     $18,184.97
Interest Paid                           $519,570.68          $0.00          $0.00           $0.00    $501,385.71     $18,184.97
Principal Due                         $7,756,956.10          $0.00          $0.00           $0.00  $7,485,462.64    $271,493.46
Principal Paid                        $7,756,956.10          $0.00          $0.00           $0.00  $7,485,462.64    $271,493.46


Ending Balance                       $91,208,888.49          $0.00          $0.00           $0.00 $88,016,577.43  $3,192,311.06
Note / Certificate Pool Factor                              0.0000         0.0000          0.0000         0.5887         0.1824
    (Ending Balance / Original Pool Amount)
Total Distributions                   $8,276,526.78          $0.00          $0.00           $0.00  $7,986,848.35    $289,678.43

Interest Shortfall                            $0.00          $0.00          $0.00           $0.00          $0.00          $0.00
Principal Shortfall                           $0.00          $0.00          $0.00           $0.00          $0.00          $0.00
    Total Shortfall                           $0.00          $0.00          $0.00           $0.00          $0.00          $0.00
     (required from Reserve)
Excess Servicing                        $414,986.64
    (see Memo Item - Reserve Account)



Beginning Reserve Acct Balance       $10,468,356.07
(Release) / Draw                       ($468,468.28)
Ending Reserve Acct Balance           $9,999,887.79

Navistar Financial 1997 - B Owner Trust
For the Month  of  October 2000

Trigger Events:A)  Loss Trigger
               B)  Delinquency Trigger
               C) Noteholders Percent Trigger

                                               5                  4                  3                  2                   1
                                            Jun-00             Jul-00             Aug-00              Sep-00             Oct-00
                                            ------             ------             ------              ------             ------

Beginning Pool Balance                  $130,574,325.90    $121,353,112.10    $113,931,125.06     $106,711,978.80     $98,965,844.59


A)   Loss Trigger:

Principal of Contracts Charged Off        $129,672.74        $226,944.76        $279,343.82        $208,146.91           $296,249.71
Recoveries                                $466,477.32        $978,356.69        $373,109.34        $210,822.61           $482,106.55




Total Charged Off (Months 5, 4, 3)          $635,961.32
Total Recoveries (Months 3, 2, 1)         $1,066,038.50
                                        ----------------
Net Loss / (Recoveries) for 3 Mos          ($430,077.18)(a)

Total Balance (Months 5, 4, 3)          $365,858,563.06 (b)

Loss Ratio Annualized  [(a/b) * (12)]          -1.4106%

Trigger:  Is Ratio > 1.5%                     No

                                                                                  Aug-00              Sep-00             Oct-00

B)   Delinquency Trigger:                                                      $2,152,948.27      $2,135,407.73        $2,536,698.26
     Balance delinquency 60+ days                                                   1.88969%           2.00109%             2.56321%
     As % of Beginning Pool Balance                                                 2.23477%           2.20285%             2.15133%
     Three Month Average

Trigger:  Is Average > 2.0%                   Yes


C)   Noteholders Percent Trigger:            2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance




Trigger:  Is Minimum < 1.0%                    No

        Navistar Financial Corporation

by: /s/ R. W. Cain
        R. W. Cain
        Vice President and Treasurer

Exhibit 20.4
                   Navistar Financial 1998 - A Owner Trust
                         For the Month of October, 2000
                     Distribution Date of November 15, 2000
                            Servicer Certificate #30

Original Pool Amount                                   $500,864,370.04

Beginning Pool Balance                                 $157,331,921.34
Beginning Pool Factor                                        0.3141208

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $7,109,796.84
     Interest Collected                                  $1,178,123.89

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $838,978.76
Total Additional Deposits                                  $838,978.76

Repos / Chargeoffs                                         $267,984.59
Aggregate Number of Notes Charged Off                              137

Total Available Funds                                    $9,070,686.27

Ending Pool Balance                                    $150,010,353.13
Ending Pool Factor                                           0.2995029

Servicing Fee                                              $131,109.93

Repayment of Servicer Advances                              $56,213.22

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,938,882.87
     Target Percentage                                           5.25%
     Target Balance                                      $7,875,543.54
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                  ($921,595.47)
     Ending Balance                                     $10,017,287.40

Current Weighted Average APR:                                   9.009%
Current Weighted Average Remaining Term (months):                25.44

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,461,794.79     1,426
                                 31 - 60 days              $433,251.43       380
                                 60+  days                 $288,297.06       130

     Total:                                              $2,183,343.28     1,438

     Balances:                   60+  days               $3,566,409.58       130

Memo Item - Reserve Account

     Prior Month                                        $10,051,210.05
+    Invest. Income                                         $49,191.94
+    Excess Serv.                                          $838,480.88
+    Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,938,882.87

Navistar Financial 1998 - A Owner Trust
For the Month  of  October, 2000

                                                             NOTES

                                                                        (Money Market)
                                                         TOTAL            CLASS A - 1           CLASS A - 2
                                               $500,864,370.04        $483,334,000.00        $17,530,370.04
Original Pool Amount
Distributions:
     Distribution Percentages                                                  96.50%                 3.50%
     Coupon                                                                     5.94%                 6.10%

Beginning Pool Balance                         $157,331,921.34
Ending Pool Balance                            $150,010,353.13

Collected Principal                              $7,053,583.62
Collected Interest                               $1,178,123.89
Charge - Offs                                      $267,984.59
Liquidation Proceeds / Recoveries                  $838,978.76
Servicing                                          $131,109.93
Cash Transfer from Reserve Account                       $0.00
Total Collections Avail for Debt Service         $8,939,576.34

Beginning Balance                              $157,331,921.34        $151,825,187.00         $5,506,734.34

Interest Due                                       $779,527.25            $751,534.68            $27,992.57
Interest Paid                                      $779,527.25            $751,534.68            $27,992.57
Principal Due                                    $7,321,568.21          $7,065,313.32           $256,254.89
Principal Paid                                   $7,321,568.21          $7,065,313.32           $256,254.89

Ending Balance                                 $150,010,353.13        $144,759,873.68         $5,250,479.45
Note / Certificate Pool Factor                                                 0.2995                0.2995
   (Ending Balance / Original Pool Amount)
Total Distributions                              $8,101,095.46          $7,816,848.00           $284,247.46

Interest Shortfall                                       $0.00                  $0.00                 $0.00
Principal Shortfall                                      $0.00                  $0.00                 $0.00
     Total Shortfall                                     $0.00                  $0.00                 $0.00
      (required from Reserve)
Excess Servicing                                   $838,480.88
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                  $10,938,882.87
(Release) / Draw                                  ($921,595.47)
Ending Reserve Acct Balance                     $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  October, 2000


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                    4                 3                 2                 1
                                            Jun-00               Jul-00            Aug-00           Sep-00            Oct-00

Beginning Pool Balance                      $191,640,559.16    $182,685,275.88   $175,221,766.25   $165,338,958.59   $157,331,921.34

A)   Loss Trigger:
Principal of Contracts Charged Off              $591,292.42        $471,941.02     $1,013,438.89       $716,252.10       $267,984.59
Recoveries                                      $341,777.17        $434,375.75       $452,817.34       $455,568.52       $838,978.76

Total Charged Off (Months 5, 4, 3)            $2,076,672.33
Total Recoveries (Months 3, 2, 1)             $1,747,364.62
Net Loss / (Recoveries) for 3 Mos               $329,307.71(a)

Total Balance (Months 5, 4, 3)              $549,547,601.29(b)

Loss Ratio Annualized  [(a/b) * (12)]               0.7191%

Trigger:  Is Ratio > 1.5%                     No

                                                                               Aug-00               Sep-00                Oct-00

B)   Delinquency Trigger:                                                  $2,381,366.91         $3,330,114.41         $3,566,409.58
     Balance delinquency 60+ days                                               1.35906%              2.01411%              2.26681%
     As % of Beginning Pool Balance                                             1.78308%              1.86855%              1.87999%
     Three Month Average

Trigger:  Is Average > 2.0%                   No

C)   Noteholders Percent Trigger:                   2.0000%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                   No

     Navistar Financial Corporation

by:  /s/ R. W. Cain
           R. W. Cain
           Vice President and Treasurer

Exhibit 20.5
                    Navistar Financial 1999 - A Owner Trust
                          For the Month of October 2000
                     Distribution Date of November 15, 2000
                            Servicer Certificate #18

 Original Pool Amount                              $714,764,750.47

 Beginning Pool Balance                            $419,516,508.08
 Beginning Pool Factor                                   0.5869295

 Principal and Interest Collections:

 Principal Collected (Incl. Servicer Advance Repay  $14,770,635.14

 Interest Collected                                  $2,947,099.10


 Additional Deposits:

   Repurchase Amounts                                        $0.00
   Liquidation Proceeds / Recoveries                 $1,494,577.38
 Total Additional Deposits                           $1,494,577.38

 Repos / Chargeoffs                                  $2,092,327.07
 Aggregate Number of Notes Charged Off                         177


 Total Available Funds                              $19,212,311.62

 Ending Pool Balance                               $402,653,545.87
 Ending Pool Factor                                      0.5633372

 Servicing Fee                                         $349,597.09

 Repayment of Servicer Advances                              $0.00

 Reserve Account:

   Beginning Balance  (see Memo Item)               $22,054,065.59
   Target Percentage                                         5.25%
   Target Balance                                   $21,139,311.16
   Minimum Balance                                  $14,295,295.01
   (Release) / Deposit                                ($914,754.43)
   Ending Balance                                   $21,139,311.16


 Current Weighted Average APR:                              8.358%
 Current Weighted Average Remaining Term (months):         34.55

 Delinquencies                                             Dollars      Notes
                                                           -------      -----
   Installments1 - 30 days                            3,367,146.28      2,599
               31 - 60 days                             813,042.64        618
               60+  days                                317,692.70        176

        Total:                                        4,497,881.62      2,612
     Balances: 60+  days                              6,473,592.88        176

Memo Item - Reserve Account

     Prior Month                                    $22,024,616.67
+    Invest. Income                                    $118,142.87
+    Excess Serv.                                            $0.00
+    Transfer (to)/from Collections Account            ($88,693.95)
     Beginning Balance                              $22,054,065.59

Navistar Financial 1999 - A Owner Trust
For the Month of October 2000

                                                                                   NOTES
                                            TOTAL        CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4    CLASS B NOTES

                                       $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00$145,745,000.00 $25,019,750.47
Original Pool Amount

Distributions:

    Distribution Percentages                                     0.00%          96.50%          0.00%           0.00%          3.50%

    Coupon                                                     5.0025%         5.5500%        5.9500%         6.1300%        6.2200%


Beginning Pool Balance                 $419,516,508.08
Ending Pool Balance                    $402,653,545.87

Collected Principal                     $14,770,635.14
Collected Interest                       $2,947,099.10
Charge - Offs                            $2,092,327.07
Liquidation Proceeds / Recoveries        $1,494,577.38
Servicing                                  $349,597.09
Cash Transfer from Reserve Account          $88,693.95
Total Collections Avail for             $18,951,408.48
  Debt Service
Beginning Balance                      $419,516,508.09           $0.00  $53,940,446.10 $200,000,000.00$145,745,000.00 $19,831,061.99

Interest Due                             $2,088,446.27           $0.00     $249,474.56    $991,666.67     $744,514.04    $102,791.00
Interest Paid                            $2,088,446.27           $0.00     $249,474.56    $991,666.67     $744,514.04    $102,791.00
Principal Due                           $16,862,962.21           $0.00  $16,272,758.53          $0.00           $0.00    $590,203.68
Principal Paid                          $16,862,962.21           $0.00  $16,272,758.53          $0.00           $0.00    $590,203.68


Ending Balance                         $402,653,545.88           $0.00  $37,667,687.57 $200,000,000.00$145,745,000.00 $19,240,858.31
Note / Certificate Pool Factor                                  0.0000          0.1912         1.0000          1.0000         0.7690
(Ending Balance / Original Pool Amount)
Total Distributions                     $18,951,408.48           $0.00  $16,522,233.09    $991,666.67     $744,514.04    $692,994.68

Interest Shortfall                               $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
    Total Shortfall                              $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                                 $0.00
    (see Memo Item - Reserve Account)



Beginning Reserve Acct Balance          $22,054,065.59
(Release) / Draw                          ($914,754.43)
Ending Reserve Acct Balance             $21,139,311.16

Navistar Financial 1999 - A Owner Trust
For the Month of October 2000

Trigger Events: A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                                  5                  4                 3                  2                 1
                                                Jun-00             Jul-00            Aug-00            Sep-00            Oct-00
                                                ------             ------            ------            ------            ------

Beginning Pool Balance                       $484,389,584.90   $466,968,567.50   $451,619,634.81   $434,307,599.46   $419,516,508.08


A)   Loss Trigger:

Principal of Contracts Charged Off               $707,604.90       $769,977.20     $1,348,447.58       $907,881.51     $2,092,327.07
Recoveries                                       $690,800.91       $936,067.84     $1,150,961.70       $634,138.83     $1,494,577.38




Total Charged Off (Months 5, 4, 3)             $2,826,029.68
Total Recoveries (Months 3, 2, 1)              $3,279,677.91
Net Loss / (Recoveries) for 3 Mos               ($453,648.23)(a)

Total Balance (Months 5, 4, 3)             $1,402,977,787.21 (b)

Loss Ratio Annualized  [(a/b) * (12)]               -0.3880%

Trigger:  Is Ratio > 1.5%                       No

                                                                            Aug-00              Sep-00              Oct-00

B)   Delinquency Trigger:                                                 $6,437,975.96       $7,712,959.55       $6,473,592.88
     Balance delinquency 60+ days                                              1.42553%            1.77592%            1.54311%
     As % of Beginning Pool Balance                                            1.39704%            1.53941%            1.58152%
     Three Month Average

Trigger:  Is Average > 2.0%                     No


C)   Noteholders Percent Trigger:                    2.9575%
     Ending Reserve Account Balance

     not less than 1% of Initial Aggregate
     Receivables Balance




Trigger:  Is Minimum < 1.0%                     No

        Navistar Financial Corporation

by:  /s/ R. W. Cain
         R. W. Cain
         Vice President and Treasurer

Exhibit 20.6
                     Navistar Financial 2000 - A Owner Trust
                          For the Month of October 2000
                     Distribution Date of November 15, 2000
                             Servicer Certificate #9


Original Pool amount Initial Receivables      $380,843,908.73
Subsequent Receivables  (transferred 3/13/00)  $74,413,256.03
Subsequent Receivables  (transferred 3/20/00)  $19,742,835.24

Beginning Pool Balance                        $395,679,940.21
Beginning Pool Factor                               0.8330104

Principal and Interest Collections:

    Principal Collected                         $9,887,005.85
          (Incl. Servicer Advance Repay)
    Interest Collected                          $3,045,909.42

Additional Deposits:

    Repurchase Amounts                                  $0.00
    Liquidation Proceeds / Recoveries             $770,991.06
Total Additional Deposits                         $770,991.06

Repos / Chargeoffs                                $863,914.62
Aggregate Number of Notes Charged Off                      87

Total Available Funds                          $13,703,906.33

Ending Pool Balance                           $384,929,019.74
Ending Pool Factor                                  0.8103769

Servicing Fee                                     $329,733.28

Repayment of Servicer Advances                          $0.00

Reserve Account:

    Beginning Balance  (see Memo Item)         $21,162,259.60
    Target Percentage                                   5.25%
    Target Balance                             $20,208,773.54
    Minimum Balance                             $9,105,143.30
    (Release) / Deposit                          ($953,486.06)
    Ending Balance                             $20,208,773.54

Current Weighted Average APR:                          9.215%
Current Weighted Average Remaining Term (months):       45.91


Delinquencies                                         Dollars     Notes
                                                      -------     -----
    Installment1:- 30 days                       2,230,265.23     2,061
               31 - 60 days                        473,441.81       380
               60+  days                           156,801.93       100

        Total:                                   2,860,508.97     2,082
     Balances: 60+  days                         4,921,082.49       100

Memo Item - Reserve Account

     Prior Month                               $20,773,196.86
+    Invest. Income                               $108,701.54
+    Excess Serv.                                 $280,361.20
+    Transfer (to)/from Collections Account             $0.00
     Beginning Balance                         $21,162,259.60

Navistar Financial 2000 - A Owner Trust
For the Month of October 2000                                             NOTES

                                        TOTAL        CLASS A - 1    CLASS A - 2      CLASS A - 3     CLASS A - 4    CLASS B NOTES

                                     $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Original Pool Amount

Distributions:

   Distribution Percentages                                  0.00%         96.25%           0.00%          0.00%          3.75%
   Coupon                                                   6.080%         6.820%          7.200%         7.340%         7.470%

Beginning Pool Balance               $395,679,940.21
Ending Pool Balance                  $384,929,019.74

Collected Principal                   $9,887,005.85
Collected Interest                    $3,045,909.42
Charge - Offs                           $863,914.62
Liquidation Proceeds / Recoveries       $770,991.06
Servicing                               $329,733.28
Cash Transfer from Reserve Account            $0.00
Total Collections Avail for          $13,374,173.05
        Debt Service
Beginning Balance                    $395,679,940.21 $4,679,940.21  $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00

Interest Due                          $2,342,891.38     $23,711.70    $807,033.33     $660,000.00    $741,263.54    $110,882.81
Interest Paid                         $2,342,891.38     $23,711.70    $807,033.33     $660,000.00    $741,263.54    $110,882.81
Principal Due                        $10,750,920.47  $4,679,940.21  $5,843,318.50           $0.00          $0.00    $227,661.76
Principal Paid                       $10,750,920.47  $4,679,940.21  $5,843,318.50           $0.00          $0.00    $227,661.76


Ending Balance                      $384,929,019.74         $0.00 $136,156,681.50 $110,000,000.00 $121,187,500.00 $17,584,838.24
Note / Certificate Pool Factor                             0.0000         0.9588         1.0000           1.0000         0.9872
    (Ending Balance / Original Pool Amount)

Total Distributions                  $13,093,811.85  $4,703,651.91  $6,650,351.83      $660,000.00    $741,263.54    $338,544.57

Interest Shortfall                            $0.00          $0.00          $0.00           $0.00          $0.00          $0.00
Principal Shortfall                           $0.00          $0.00          $0.00           $0.00          $0.00          $0.00
   Total Shortfall                            $0.00          $0.00          $0.00           $0.00          $0.00          $0.00
     (required from Reserve)
Excess Servicing                        $280,361.20
   (see Memo Item - Reserve Account)



Beginning Reserve Acct Balance       $21,162,259.60
(Release) / Draw                       ($953,486.06)
Ending Reserve Acct Balance          $20,208,773.54

Navistar Financial 2000 - A Owner Trust

Trigger Events:A)  Loss Trigger
               B)  Delinquency Trigger
               C)  Noteholders Percent Trigger

                                                5                  4                  3                  2                   1
                                             Jun-00             Jul-00             Aug-00              Sep-00             Oct-00
                                             ------             ------             ------              ------             ------

Beginning Pool Balance                  $436,112,636.19    $424,904,426.91    $415,648,446.06     $405,255,303.51    $395,679,940.21


A)   Loss Trigger:

Principal of Contracts Charged Off          $906,266.53        $538,295.53      $1,170,652.72         $739,288.02        $863,914.62
Recoveries                                  $117,605.38        $262,196.38        $570,204.65         $329,839.91        $770,991.06




Total Charged Off (Months 5, 4, 3)            $2,615,214.78
Total Recoveries (Months 3, 2, 1)             $1,671,035.62
Net Loss / (Recoveries) for 3 Mos               $944,179.16(a)

Total Balance (Months 5, 4, 3)            $1,276,665,509.16(b)

Loss Ratio Annualized  [(a/b) * (12)]               0.8875%

Trigger:  Is Ratio > 1.5%                         No

                                                                              Aug-00              Sep-00             Oct-00

B)   Delinquency Trigger:                                                  $4,111,490.67        $4,073,472.59      $4,921,082.49
     Balance delinquency 60+ days                                             0.98918%             1.00516%           1.24370%
     As % of Beginning Pool Balance                                           1.07722%             1.18220%           1.07935%
     Three Month Average

Trigger:  Is Average > 2.0%                       No


C)   Noteholders Percent Trigger:                   4.2545%
     not less than 1% of Initial Aggregate
     Receivables Balance



Trigger:  Is Minimum < 1.0%                       No

        Navistar Financial Corporation
by: /s/ R. W. Cain
        R. W. Cain
        Vice President and Treasurer